UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2013

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-16159	41-1301878
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

13859 Progress Boulevard, Suite 100, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Cope)

Registrant’s telephone number, including area code

(386) 462-6800

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 11, 2013, AxoGen, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information furnished pursuant to Item 2.02 of this Current Report, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	AxoGen, Inc. press release, dated July 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: July 11, 2013	By:	/s/ Gregory G. Freitag
Gregory G. Freitag
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	AxoGen, Inc. press release, dated July 11, 2013.